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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK:
         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                          SUPPLEMENT DATED MAY 1, 2004
                        TO THE PROSPECTUSES FOR PRODUCTS:
                                VUL (CV), SVUL

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.

The following funds have been added as investment options and the following information should be added to the "Funds" section of the Prospectus:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., advised by American Century Investment Management, Inc.

         INFLATION PROTECTION FUND (CLASS I): Inflation protection.

AMERICAN FUNDS INSURANCE SERIES

         GLOBAL GROWTH FUND (CLASS 2): Long-term growth.

DELAWARE VIP TRUST

         DIVERSIFIED INCOME SERIES (STANDARD CLASS): Total return. Subadvised by Delaware International Advisers, Ltd.

         *EMERGING MARKETS SERIES (STANDARD CLASS): Capital appreciation. Advised by Delaware International Advisers


FUND EXPENSES: The following information is added to the "Portfolio Expense Table" in your product prospectus.

                                                                                         TOTAL
                                                                                         ANNUAL                       TOTAL FUND
                                                                                          FUND                        OPERATING
                                                                                        OPERATING                      EXPENSES
                                                                                         EXPENSES        TOTAL           WITH
                                                                                          WITHOUT       WAIVERS        WAIVERS
                                               MANAGEMENT      12(b)(1)    OTHER        WAIVERS OR        AND            AND
                  FUND                           FEES(1)         FEE      EXPENSES      REDUCTIONS     REDUCTIONS     REDUCTIONS
--------------------------------------------   ----------      --------   --------      ----------     ----------    -----------
American Century Inflation Protection Fund -
Class I                                          0.50%           N/A        0.01%         0.51%           N/A            0.51%
American Funds Global Growth Fund -
Class 2                                          0.66%          0.25%       0.04%         0.95%           N/A            0.95%
Delaware Diversified Income Series -
Standard Class (+)                               0.65%           N/A        0.94%         1.59%         (0.79%)          0.80%
*Delaware Emerging Markets Series -
Standard Class (++)                              1.25%           N/A        0.33%         1.58%         (0.08%)          1.50%

* DEPENDING ON WHEN YOUR POLICY WAS ISSUED, YOUR POLICY MAY ALREADY OFFER THIS FUND AS AN INVESTMENT OPTION.

SUPP-04.04                                                      GW S-6 NY

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(+) The investment advisor for the Delaware VIP Diversified Income Series is
Delaware Management Company ("DMC"). Since inception through April 30, 2004, the advisor contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 1.59% for the fiscal year 2003. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.

(++) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2002 through April 30, 2004, the advisor contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.58% for the fiscal year 2003. Effective May 1, 2004 through April 30, 2005, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million, all per year.